Exhbit 99.2

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Equity LifeStyle Properties, Inc.

# First Quarter 2012
## Supplemental Operating and Financial Information

Monte Vista - Mesa, AZ

Overview

The Company

Equity LifeStyle Properties, Inc. (“ELS,” “we,” “us,” “our” or the “Company”) (NYSE:ELS) was formed in December 1992 as a Maryland corporation to continue the property operations, business objectives and acquisition strategies of an entity that had owned and operated properties since 1969. We have been a public company since 1993 and have elected to be taxed as a real estate investment trust, (a “REIT”), for U.S. federal income tax purposes commencing with our taxable year ended December 31, 1993.

We are a fully integrated owner and operator of lifestyle-oriented properties (“Properties”). We lease individual developed areas, or sites, with access to utilities for placement of factory-built homes, cottages, cabins or recreational vehicles (“RVs”). Customers may lease individual sites or enter right-to-use contracts providing the customer access to specific Properties for limited stays. As of April 16, 2012, we owned or had an ownership interest in a portfolio of 382 Properties located throughout the United States and Canada containing 141,081 residential sites. These Properties are located in 32 states and British Columbia.

This Supplemental Package was prepared to provide (1) certain operational information about the Company for the periods ended March 31, 2012 and 2011, (2) details of the Company’s guidance assumptions for 2012 and (3) information about the Acquisition Properties (as defined below).

During the year ended December 31, 2011, the Company closed on 74 manufactured home communities and one RV resort (the “Acquisition Properties”) containing 30,129 sites on approximately 6,400 acres located in 16 states.

Certain statements made within this Supplemental Package may include certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding the Company’s expectations, goals or intentions regarding the future, and the expected effect of the recent acquisition on the Company. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•

the Company’s ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and its success in acquiring new customers at its Properties (including those that it may acquire);

•	the Company’s ability to maintain historical rental rates and occupancy with respect to Properties currently owned or that the Company may acquire;

•	the Company’s ability to retain and attract customers renewing, upgrading and entering right-to-use contracts;

•	the Company’s assumptions about rental and home sales markets;

•	the Company’s assumptions and guidance concerning 2012 estimated net income and funds from operations;

•	the Company’s ability to manage counterparty risk;

•

in the age-qualified Properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•

results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options, including site-built single-family housing;

•	impact of government intervention to stabilize site-built single family housing and not manufactured housing;

•	effective integration of the Acquisition Properties and the Company’s estimates regarding the future performance of the Acquisition Properties;

•	unanticipated costs or unforeseen liabilities associated with the Acquisition Properties;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the dilutive effects of issuing additional securities;

•	the effect of accounting for the entry of contracts with customers representing a right-to-use the Properties under the Codification Topic “Revenue Recognition;” and
•	other risks indicated from time to time in the Company’s filings with the Securities and Exchange Commission.

These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

First Quarter 2012 - Selected Financial Data

(In $US millions, except per share data, unaudited)

Three Months Ended March 31, 2012
Income from property operations - 2012 Core (1)	$78.5
Income from property operations - 2011 Acquisitions (2)	25.3
Property management and general and administrative	(16.0)
Other income and expenses	5.9
Financing costs and other	(35.0)

Funds from operations (FFO) (3) (4)	58.7
Depreciation on real estate and other	(24.9)
Depreciation on rental homes	(1.4)
Amortization of in-place leases	(18.4)
Deferral of right-to-use contract sales revenue and commission, net	(0.4)
Income allocated to OP units	(1.2)

Net income available to common shares	$12.4

Net income per common share - fully diluted (5)	$0.30
FFO per share – fully diluted	$1.29

Weighted average shares outstanding - fully diluted	45.4

1)	See page 8 for 2012 Core income from property operations detail.
2)	See page 9 for income from property operations detail for 2011 Acquisition Properties.
3)	See page 18 for definition of FFO.
4)	First quarter 2012 FFO adjusted to include depreciation expense on rental homes would be $57.2 million, or $1.26 per fully diluted share. See pages 5-6 for quarterly FFO for 2010-2011.
5)	Fully diluted net income per common share is calculated before Income allocated to OP Units.

Results of Operations - 2010 (1)

(adjusted to include rental home activity)

(In $US millions, except per share data, unaudited)

	2010
	Q1	Q2	Q3	Q4	Full year
Community base rental income	$64.4	$64.6	$65.0	$65.3	$259.3
Rental home income	1.1	1.1	1.2	1.6	5.0
Resort base rental income	36.9	28.5	36.0	28.0	129.4
Right-to-use annual payments	12.2	12.9	12.6	12.2	49.9
Right-to-use contracts current period, gross	4.9	5.7	4.6	4.3	19.5
Utility and other income	12.9	11.9	12.5	11.1	48.4

Property operating revenues	132.4	124.7	131.9	122.5	511.5
Property operating, maintenance, and real estate taxes	(51.8)	(55.3)	(59.4)	(51.3)	(217.8)
Rental home operating and maintenance	(0.7)	(0.9)	(0.6)	(0.9)	(3.1)
Sales and marketing, gross	(3.3)	(3.6)	(3.1)	(2.7)	(12.7)

Property operating expenses	(55.8)	(59.8)	(63.1)	(54.9)	(233.6)

Income from property operations	76.6	64.9	68.8	67.6	277.9
Property management and general and administrative	(14.4)	(13.3)	(14.2)	(13.3)	(55.2)
Other income and expenses	3.7	3.1	5.3	(1.5)	10.6
Financing costs and other	(27.8)	(27.0)	(26.5)	(26.0)	(107.3)

Funds from operations (FFO), as adjusted	38.1	27.7	33.4	26.8	126.0
Depreciation on rental homes	(0.7)	(0.6)	(0.7)	(0.8)	(2.8)

FFO, as originally reported	$37.4	$27.1	$32.7	$26.0	$123.2

FFO per fully diluted common share, as originally reported	$1.05	$0.76	$0.92	$0.73	$3.47
FFO per fully diluted common share, as adjusted	$1.07	$0.78	$0.94	$0.75	$3.55

Weighted average shares outstanding- fully diluted	35.5	35.5	35.5	35.6	35.5

1)	For a reconciliation of FFO to net income as originally reported, see net income available to common shares for the applicable periods in our previously filed annual reports on Form 10-K and quarterly reports on Form 10-Q for such periods.

Results of Operations - 2011 (1)

(adjusted to include rental home activity)

(In $US millions, except per share data, unaudited)

	2011
	Q1	Q2	Q3	Q4	Full year
Community base rental income	$66.2	$66.4	$87.1	$99.2	$318.9
Rental home income	1.4	1.5	2.3	2.8	8.0
Resort base rental income	36.5	29.3	36.1	28.6	130.5
Right-to-use annual payments	12.0	12.6	12.4	12.1	49.1
Right-to-use contracts current period, gross	3.9	4.9	4.4	4.7	17.9
Utility and other income	13.1	12.5	14.5	13.7	53.8

Property operating revenues	133.1	127.2	156.8	161.1	578.2
Property operating, maintenance, and real estate taxes	(52.4)	(55.9)	(66.8)	(63.3)	(238.4)
Rental home operating and maintenance	(0.8)	(0.8)	(1.4)	(1.9)	(4.9)
Sales and marketing, gross	(2.3)	(3.1)	(3.0)	(2.8)	(11.2)

Property operating expenses	(55.5)	(59.8)	(71.2)	(68.0)	(254.5)

Income from property operations	77.6	67.4	85.6	93.1	323.7
Property management and general and administrative	(14.1)	(16.3)	(30.8)	(16.2)	(77.4)
Other income and expenses	3.4	2.6	8.3	2.7	17.0
Financing costs and other	(25.4)	(25.5)	(30.1)	(34.8)	(115.8)

Funds from operations (FFO), as adjusted	41.5	28.2	33.0	44.8	147.5
Depreciation on rental homes	(0.9)	(0.9)	(1.2)	(1.3)	(4.3)

FFO as originally reported	$40.6	$27.3	$31.8	$43.5	$143.2

FFO per fully diluted common share, as originally reported	$1.14	$0.73	$0.73	$0.96	$3.55
FFO per fully diluted common share, as adjusted	$1.17	$0.76	$0.76	$0.99	$3.66

Weighted average shares outstanding – fully diluted	35.6	37.3	43.6	45.3	40.3

1)	For a reconciliation of FFO to net income as originally reported, see net income available to common shares for the applicable periods in our previously filed annual reports on Form 10-K and quarterly reports on Form 10-Q for such periods.

Consolidated Income from Property Operations (1)

(In $US millions, except home site and occupancy figures)

	Three Months Ended
	March 31, 2012	March 31, 2011
Community base rental income (2)	$103.0	$66.2
Rental home income	3.0	1.4
Resort base rental income (3)	37.6	36.5
Right-to-use annual payments	11.8	12.0
Right-to-use contracts current period, gross	2.2	3.9
Utility and other income	16.4	13.1

Property operating revenues	174.0	133.1

Property operating, maintenance, and real estate taxes	67.0	52.4
Rental home operating and maintenance	1.6	0.8
Sales and marketing, gross	1.6	2.3

Property operating expenses	70.2	55.5

Income from property operations	$103.8	$77.6

Resort base rental income

	Three Months Ended
	March 31, 2012	March 31, 2011
Annual	$21.3	$20.4
Seasonal	11.6	11.6
Transient	4.7	4.5

Manufactured home site figures and occupancy averages

	Three Months Ended
	March 31, 2012	March 31, 2011
Total sites	74,077	44,234
Occupied sites	66,021	40,006
Occupancy %	89.1%	90.4%
Monthly base rent per site	$520	$551

Core total sites	44,106	44,106
Core occupied sites	40,252	39,994
Core occupancy %	91.3%	90.7%
Core monthly base rent per site	$565	$552

1)	See April 16, 2012 ELS press release for a complete Consolidated Statement of Operations. The line items that the Company includes in property operating revenues and property operating expenses are also individually included in our Consolidated Statement of Operations.
2)	See manufactured home site figures and occupancy averages table above.
3)	See resort base rental income table above.

Core Income from Property Operations (1)

(In $US millions, except home site and occupancy figures)

	Three Months Ended
	March 31, 2012	March 31, 2011	% Change (2)
Community base rental income (3)	$68.2	$66.2	3.1%
Rental home income	1.9	1.4	30.6%
Resort base rental income (4)	37.4	36.5	2.5%
Right-to-use annual payments	11.8	12.0	-2.2%
Right-to-use contracts current period, gross	2.2	3.9	-41.8%
Utility and other income	13.1	13.1	0.1%

Property operating revenues (5)	134.6	133.1	1.1%
Property operating, maintenance, and real estate taxes	53.5	52.4	1.9%
Rental home operating and maintenance	1.0	0.8	20.1%
Sales and marketing, gross	1.6	2.3	-27.2%

Property operating expenses (5)	56.1	55.5	1.0%

Income from property operations (5)	$78.5	$77.6	1.2%

Resort base rental income

	Three Months Ended
	March 31, 2012	March 31, 2011	% Change (2)
Annual	$21.2	$20.4	4.1%
Seasonal	11.5	11.6	-0.7%
Transient	4.7	4.5	3.7%

Core manufactured home site figures and occupancy averages

	Three Months Ended
	March 31, 2012	March 31, 2011
Total Sites	44,106	44,106
Occupied Sites	40,252	39,994
Occupancy Percentage	91.3%	90.7%
Monthly Base Rent Per Site	$565	$552

1)	2012 Core properties include properties we expect to own and operate during all of 2011 and 2012. Excludes property management expenses and the GAAP deferral of right-to-use contract upfront payments and related commissions, net.
2)	Calculations prepared using unrounded numbers.
3)	See core manufactured home site figures and occupancy averages table above.
4)	See resort base rental income table above.
5)	Growth rate excluding right-to-use contracts-current period gross and sales and marketing expenses is 2.4%, 2.2%, and 2.6% for property operating revenues, property operating expenses, and income from property operations, respectively.

2011 Acquisitions - Income from Property Operations (1)

(In $US millions, except occupancy figures)

Three Months Ended March 31, 2012
Community base rental income	$34.8
Rental home income	1.2
Resort base rental income	0.2
Utility income and other property income	3.3

Property operating revenues	39.5

Property operating, maintenance, and real estate taxes	13.6
Rental home operating and maintenance	0.6

14.2

Income from property operations	$25.3

Average Occupancy for the Three Months Ended March 31, 2012 (2)

	Total Acquisition Portfolio	Michigan only	Total less Michigan
Occupied sites	25,770	3,998	21,772
Total sites	29,974	5,874	24,100
Occupancy percentage	86.0%	68.1%	90.3%
Average base rent per occupied site	$451	$455	$450

1)	Represents actual performance of Acquisition Properties acquired by the Company during the last six months of 2011. Excludes property management expenses.
2)	Occupancy as of March 31, 2012 was 25,800, an increase of 49 sites from December 31, 2011.

Income from Rental Home Operations (1)

(In $US millions except occupied rentals, unaudited)

	Three Months Ended
	March 31, 2012	March 31, 2011
Manufactured homes:
New home	$4.0	$2.6
Used home	7.2	3.5

Rental operations revenues (1)	11.2	6.1
Rental operations expense	(1.6)	(0.8)

Income from rental operations, before depreciation	9.6	5.3
Depreciation on rental homes	(1.4)	(0.9)

Income from rental operations, after depreciation	$8.2	$4.4

Occupied rentals

	March 31, 2012	March 31, 2011
New
Core	1,418	925
Acquisitions	55	0
Used
Core	1,975	1,706
Acquisitions	1,303	0

Cost basis in home rental units

	Three Months Ended
	March 31, 2012		March 31, 2011
	Gross	Net of depreciation	Gross	Net of depreciation
New
Core	$85.7	$78.5	$66.0	$61.3
Acquisitions	2.2	2.1	0.0	0.0

Used
Core	30.6	26.4	26.0	23.4
Acquisitions	30.2	29.5	0.0	0.0

1)	For the three months ended March 31, 2012 and March 31, 2011, approximately $8.2 million and $4.7 million, respectively, are included in Community base rental income in the Income from Property Operations table on page 7. The remainder of the Income from rental operations activity is included in the caption “Rental home income” on our Consolidated Statement of Operations.

2012 Guidance - Selected Financial Data (1)

The Company’s guidance acknowledges the existence of volatile economic conditions, which may impact our current guidance assumptions. Factors impacting 2012 guidance include, but are not limited to the following: (i) the mix of site usage within the portfolio; (ii) yield management on our short-term resort sites; (iii) scheduled or implemented rate increases on community and resort sites; (iv) scheduled or implemented rate increases of annual payments under right-to-use contracts; (v) occupancy changes; (vi) our ability to retain and attract customers renewing or entering right-to-use contracts; (vii) performance of the chattel loans purchased by us in connection with the Acquisition; and (viii) our ability to integrate and operate the Acquisition Properties in accordance with our estimates.

(In $US millions, except per share data, unaudited)

Year Ended December 31, 2012
Income from property operations - 2012 Core (2)	$291.2
Income from property operations - 2011 Acquisition (3)	101.3
Property management and general and administrative	(64.8)
Other income and expenses (4)	18.6
Financing costs and other	(141.5)

Funds from operations (FFO) (5)	204.8
Depreciation on real estate and other	(100.0)
Depreciation on rental homes	(5.9)
Amortization of in-place leases	(45.1)
Deferral of right-to-use contract sales revenue and commission, net	(2.2)
Income allocated to OP units	(4.4)

Net income available to common shares	$47.2

Net income per common share – fully diluted (6)	$1.03 - $1.23
FFO per share – fully diluted	$4.41 - $4.61

Weighted average shares outstanding – fully diluted	45.5

1)	Each line item represents the mid-point of a range of possible outcomes and reflects management’s best estimate of the most likely outcome. Actual FFO, FFO per share, Net Income and Net Income per share could vary materially from amounts presented above if any of our assumptions are incorrect.
2)	See page 13 for 2012 Core guidance assumptions. Amount represents Core income for property operations from the 2012 Core Properties in 2011 of $285.7 million multiplied by an estimated growth rate of 2.0%.
3)	See page 14 for 2011 Acquisition assumptions.
4)	See page 15 for assumption related to interest income included in Other Income and Expenses.
5)	See page 18 for definition of FFO.
6)	Fully diluted net income per common share is calculated before Income allocated to OP Units.

Second Quarter 2012 Guidance - Selected Financial Data (1)

The Company’s guidance acknowledges the existence of volatile economic conditions, which may impact our current guidance assumptions. Factors impacting 2012 guidance include, but are not limited to the following: (i) the mix of site usage within the portfolio; (ii) yield management on our short-term resort sites; (iii) scheduled or implemented rate increases on community and resort sites; (iv) scheduled or implemented rate increases of annual payments under right-to-use contracts; (v) occupancy changes; (vi) our ability to retain and attract customers renewing or entering right-to-use contracts; (vii) performance of the chattel loans purchased by us in connection with the Acquisition; and (viii) our ability to integrate and operate the Acquisition Properties in accordance with our estimates.

(In $US millions, except per share data, unaudited)

Three months ended June 30, 2012
Income from property operations – 2012 Core (2)	$68.3
Income from Acquisitions properties (3)	25.1
Property management and general and administrative	(16.6)
Other income and expenses (4)	4.2
Financing costs and other	(35.2)

Funds from operations (FFO) (5)	45.8
Depreciation on real estate and other	(25.0)
Depreciation on rental homes	(1.5)
Amortization of in-place leases	(18.4)
Deferral of right-to-use contract sales revenue and commission, net	(0.4)
Income allocated to OP units	0.0

Net income available to common shares	$0.5

Net income (loss) per common share – fully diluted (6)	($0.04) - $0.06
FFO per share – fully diluted	$0.96 - $1.06

Weighted average shares outstanding – fully diluted	45.4

1)	Each line item represents the mid-point of a range of possible outcomes and reflects management’s best estimate of the most likely outcome. Actual FFO, FFO per share, Net Income and Net Income per share could vary materially from amounts presented above if any of our assumptions are incorrect.
2)	See page 13 for Core guidance assumptions. Amount represents Core Income from property operations for the 2012 Core Properties in 2011 of $67.5 million for the three months ended June 30, 2011 multiplied by an estimated growth rate of 1.3%.
3)	See page 14 for 2011 Acquisition assumptions.
4)	See page 15 for Assumptions related to interest income included in Other Income and Expenses.
5)	See page 18 for definition of FFO.
6)	Fully diluted net income per common share is calculated before Income allocated to OP Units.

Core Guidance Assumptions - Income from Property Operations (1)

(In $US millions, unaudited)

	Year ended December 31, 2011	2012 Growth Factors (2)	Quarter ended June 30, 2011	2Q 2012 Growth Factors (2)
Community base rental income	$266.6	2.8%	$66.4	2.9%
Rental home income	6.3	24.0%	1.5	26.5%
Resort base rental income (3)	130.4	2.3%	29.3	3.0%
Right-to-use annual payments	49.1	-1.6%	12.6	-2.4%
Right-to-use contracts current period, gross	17.9	-25.7%	4.9	-41.6%
Utility and other income	49.6	2.7%	12.5	6.6%

Property operating revenues (4)	519.9	1.5%	127.2	1.4%

Property operating, maintenance, and real estate taxes	(219.1)	1.7%	(55.8)	2.1%
Rental home operating and maintenance	(3.9)	5.8%	(0.8)	23.9%
Sales and marketing, gross	(11.2)	-13.4%	(3.1)	-18.7%

Property operating expenses (4)	(234.2)	1.1%	(59.7)	1.4%

Income from property operations (4)	$285.7	2.0%	$67.5	1.3%

Resort base rental income

	Year ended December 31, 2011	2012 Growth Factors (2)	Quarter ended June 30, 2011	2Q 2012 Growth Factors (2)
Annual	$83.3	3.6%	$20.7	3.5%
Seasonal	20.7	-0.8%	2.6	1.8%
Transient	26.4	0.5%	6.0	1.7%

1)	2012 Core properties include properties we expect to own and operate during all of 2011 and 2012. Excludes property management expenses and the GAAP deferral of right to use contract upfront payments and related commissions, net.
2)	Management’s estimate of the growth of property operations in the 2012 Core Properties compared to actual 2011 performance. Represents the mid-point of a range of possible outcomes. Calculations prepared using unrounded numbers.
3)	See resort base rental income table above.
4)	Growth rate excluding right-to-use contracts gross and sales and marketing expenses is 2.5%, 2.0%, and 2.8% for property operating revenues, property operating expenses, and income from property operations, respectively, for 2012. Growth rate excluding right-to-use contracts gross and sales and marketing expenses is 3.1%, 2.5%, and 3.6% for property operating revenues, property operating expenses, and income from property operations, respectively, for the second quarter of 2012.

2011 Acquisition Assumptions in 2012 (1)

(In $US millions, unaudited)

	Year ended December 31, 2012	Three months ended June 30, 2012
Community base rental income	$139.7	$34.9
Rental home income	5.7	1.3
Resort base rental income	0.5	0.1
Utility income and other property income	12.9	3.2

Property operating revenues	158.8	39.5

Property operating, maintenance and real estate taxes	(54.5)	(13.8)
Rental home operating and maintenance	(3.0)	(0.6)

Property operating expenses	(57.5)	(14.4)

Income from property operations	$101.3	$25.1

1)	Each line item represents our estimate of the mid-point of a possible range of outcomes for the Acquisition Properties.

Acquisition Chattel Loan Assumptions

(2012 Guidance; in $US millions, unaudited)

Other Income and Expense guidance includes interest income of approximately $5.2 million for the year ended December 31, 2012 from Notes Receivable acquired from the seller and secured by manufactured homes in connection with the purchase of 75 Acquisition Properties during 2011. As of March 31, 2012, the company’s carrying value of the Notes Receivable was approximately $32.2 million. The Company’s initial carrying value was based on a third party valuation utilizing 2011 market transactions and is adjusted based on actual performance in the loan pool. Factors used in determining the initial carrying value included delinquency status, market interest rates and recovery assumptions. The following tables provide a summary of the Notes Receivable and certain assumptions about future performance, including interest income guidance for 2012. An increase in the estimate of expected cash flows would generally result in additional interest income to be recognized over the remaining life of the underlying pool of loans. A decrease in the estimate of expected cash flows could result in an impairment loss to the carrying value of the loans. There can be no assurance that the Notes Receivable will perform in accordance with these assumptions.

Contractual cash flows to maturity beginning 1/1/2012	$211
Expected cash flows to maturity beginning 1/1/2012	98
Face value of loans at acquisition	113
Carrying value of loans at acquisition	42
Expected interest income to maturity beginning 1/1/2012	56

	2012 Guidance Assumptions	Actual through March 31, 2012
Default rate	10%	21%
Recoveries as percentage of defaults	25%	35%
Yield	17%	17%

	2012 Guidance Assumptions	Actual through March 31, 2012
Average carrying amount of loans	$30.5	$33.4
Contractual principal pay downs	4.3	1.5
Contractual interest income	7.0	1.7
Expected cash flows applied to principal	5.9	1.8
Expected cash flows applied to interest income	5.2	1.4

Right-To-Use Membership - Select Data

(In $US thousands, except member count, number of Zone Park Passes, number of annuals, and number of upgrades, unaudited)

	Year Ended December 31
	2009	2010	2011	2012 (1)
Member count (2)	105,850	102,726	99,567	97,700
Right-to-use annual payments	$50,765	$49,831	$49,122	$48,345
Number of Zone Park Passes (ZPP’s) (3)	—	4,487	7,404	9,000
Number of annuals (4)	2,484	3,062	3,555	4,000
Resort base rental income from annuals	$5,950	$6,712	$8,069	$9,406
Number of upgrades (5)	3,379	3,659	3,930	3,063
Upgrade contract initiations (6)	$15,372	$17,430	$17,663	$13,300
Resort base rental income from seasonals/transients	$10,121	$10,967	$10,852	$10,736
Other income	$1,883	$2,059	$2,444	$2,341

1)	Guidance for the year ended December 31, 2012.
2)	Members have entered into right-to-use contracts with the Company which entitle them to use certain properties on a continuous basis for up to 21 days.
3)	Zone Park Passes (ZPP’s) allow access to up to four zones of the United States and require annual payments.
4)	Members that renew their right-to-use contracts annually and pay an annual rate for the right to use a specific site.
5)	Existing customers that have upgraded agreements are eligible for longer stays, can make earlier reservations, may receive discounts on rental units, and may have access to additional Properties. Upgrades require a non-refundable upfront payment.
6)	Sales revenues associated with contract upgrades, included in the line item Right-to-use contracts current period, gross, on the Company’s Consolidated Statements of Operations.

Debt Maturity Table

(In $US millions, unaudited)

Year	Amount
2012	$34
2013	116
2014	199
2015	600
2016	231
2017	292
2018	207
2019	217
2020	139
2021+	211

$2,246

1)	Represents the Company’s mortgage notes payable excluding net note premiums, and the Company’s $200 million term loan as of March 31, 2012.
2)	The Company has an unsecured line of credit with a borrowing capacity of $380.0 million as of March 31, 2012. The line of credit matures September 1, 2015 provided the Company does not exercise its eight month extension option prior to maturity.
3)	The Company’s cash balance as of March 31, 2012 was approximately $103.0 million.
4)	On April 2, 2012 the Company locked rate on loans to refinance two properties for $85.5 million at a weighted average interest rate of 5.10% per annum. The existing loans have an expected aggregate balance of $65 million and mature in 2014. The Company also locked rate on April 13, 2012 related to the refinancing of a $35 million loan maturing in 2013. The new 10 year loan has a fixed interest rate of 4.48% per annum and the loan balance is expected to be $70 million. There can be no assurance as to the amounts, timing, terms or certainty of these anticipated financings.

Non–GAAP Financial Measures

Funds from Operations (“FFO”) - a non-GAAP financial measure. The Company believes that FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), is generally an appropriate measure of performance for an equity REIT. While FFO is a relevant and widely used measure of operating performance for equity REITs, it does not represent cash flow from operations or net income as defined by GAAP, and it should not be considered as an alternative to these indicators in evaluating liquidity or operating performance.

The Company defines FFO as net income, computed in accordance with GAAP, excluding gains or actual or estimated losses from sales of properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. The Company receives up-front non-refundable payments from the entry of right-to-use contracts. In accordance with GAAP, the upfront non-refundable payments and related commissions are deferred and amortized over the estimated customer life. Although the NAREIT definition of FFO does not address the treatment of nonrefundable right-to-use payments, the Company believes that it is appropriate to adjust for the impact of the deferral activity in its calculation of FFO. The Company believes that FFO is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation, amortization and gains or actual or estimated losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and among other equity REITs. The Company believes that the adjustment to FFO for the net revenue deferral of upfront non-refundable payments and expense deferral of right-to-use contract commissions also facilitates the comparison to other equity REITs. Investors should review FFO, along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT’s operating performance. The Company computes FFO in accordance with its interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company does. FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of the Company’s financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of its liquidity, nor is it indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions.